FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934



Date of Report (Date of earliest
event reported):                                February 4, 1994



                    Zenith Electronics Corporation
          (Exact name of registrant as specified in its charter)



     Delaware                   1-4115               36-1996520
(State or jurisdiction       (Commission File       (IRS Employer
of incorporation)             Number)               identification No.)


    1000 Milwaukee Avenue
    Glenview, Illinois                                   60025
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number,
including area code                                  (708) 391-7000


                        Not applicable
(Former name or former address, if changed since last report)

Item 5.    Other Events.

      A. On February 4, 1994, the Company amended the Sales Agency Agreement between the Company and Kidder, Peabody & Co. Incorporated dated October 18, 1993 (the "Agreement") to increase the maximum number of shares of the Company's Common Stock which may be issued and sold in accordance with the terms of the Agreement from 1,800,000 to 2,250,000.

Item 7. Financial Statements, Pro-forma Financial Information and Exhibits.

    (c) The exhibits accompanying this report are listed in the accompanying Exhibit Index



                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ZENITH ELECTRONICS CORPORATION


                              By: /s/ David S. Levin
                                 --------------------------
                                  David S. Levin, Secretary


Date:  February 4, 1994

                               Exhibit Index

Exhibit
Number            Exhibit Description
- -------     ---------------------------------------

  1          Amendment dated February 4, 1994 to Sales Agency
             Agreement between the Company and Kidder, Peabody &
             Co. Incorporated dated October 18, 1993.